Exhibit 99.1
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Accrued Interest Date:                                                                                    Collection Period Ending:
25-Jan-07                                                                                                                 31-Jan-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                           Period #
26-Feb-07                                         ------------------------------                                                 33

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
Balances
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                                                                               Initial         Period End
     Receivables                                                        $1,500,120,934       $255,290,783
     Reserve Account                                                        $9,683,915         $7,420,957
     Yield Supplement Overcollateralization                                $10,287,158         $1,450,131
     Class A-1 Notes                                                      $313,000,000                 $0
     Class A-2 Notes                                                      $417,000,000                 $0
     Class A-3 Notes                                                      $470,000,000                 $0
     Class A-4 Notes                                                      $256,312,000       $220,318,876
     Class B Notes                                                         $33,521,000        $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $276,693,074
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $14,569,472
           Receipts of Pre-Paid Principal                                   $6,571,835
           Liquidation Proceeds                                               $102,569
           Principal Balance Allocable to Gross Charge-offs                   $158,416
        Total Receipts of Principal                                        $21,402,291

        Interest Distribution Amount
           Receipts of Interest                                               $919,988
           Servicer Advances                                                    $3,531
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $24,827
           Net Investment Earnings                                             $30,615
        Total Receipts of Interest                                            $978,961

        Release from Reserve Account                                           $28,208

     Total Distribution Amount                                             $22,251,045

     Ending Receivables Outstanding                                       $255,290,783

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $420,193
     Current Period Servicer Advance                                            $3,531
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $423,724

Collection Account
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     Deposits to Collection Account                                        $22,251,045
     Withdrawals from Collection Account
        Servicing Fees                                                        $230,578
        Class A Noteholder Interest Distribution                              $668,351
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $21,253,788
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                          $0
     Total Distributions from Collection Account                           $22,251,045

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                             $0
     Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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     Amount Deposited from the Collection Account                          $22,020,467
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $22,020,467

Distributions
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     Monthly Principal Distributable Amount                            Current Payment     Ending Balance    Per $1,000      Factor
     Class A-1 Notes                                                                $0                 $0         $0.00       0.00%
     Class A-2 Notes                                                                $0                 $0         $0.00       0.00%
     Class A-3 Notes                                                                $0                 $0         $0.00       0.00%
     Class A-4 Notes                                                       $21,253,788       $220,318,876        $82.92      85.96%
     Class B Notes                                                                  $0        $33,521,000         $0.00     100.00%

     Interest Distributable Amount                                     Current Payment         Per $1,000
     Class A-1 Notes                                                                $0              $0.00
     Class A-2 Notes                                                                $0              $0.00
     Class A-3 Notes                                                                $0              $0.00
     Class A-4 Notes                                                          $668,351              $2.61
     Class B Notes                                                             $98,328              $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                         $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                         $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                         $0                 $0            $0
     Class B Interest Carryover Shortfall                                           $0                 $0            $0


Receivables Data
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                                                                      Beginning Period      Ending Period
     Number of Contracts                                                        29,522             28,592
     Weighted Average Remaining Term                                             20.59              19.68
     Weighted Average Annual Percentage Rate                                     4.61%              4.61%

     Delinquencies Aging Profile End of Period                           Dollar Amount         Percentage
        Current                                                           $225,437,823             88.31%
        1-29 days                                                          $23,697,036              9.28%
        30-59 days                                                          $4,473,087              1.75%
        60-89 days                                                            $730,388              0.29%
        90-119 days                                                           $233,507              0.09%
        120-149 days                                                          $718,943              0.28%
        Total                                                             $255,290,783            100.00%
        Delinquent Receivables +30 days past due                            $6,155,925              2.41%


     Write-offs
        Gross Principal Write-Offs for Current Period                         $158,416
        Recoveries for Current Period                                          $24,827
        Net Write-Offs for Current Period                                     $133,588

        Cumulative Realized Losses                                          $7,059,131


     Repossessions                                                       Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                      $499,891                 35
        Ending Period Repossessed Receivables Balance                         $577,185                 42
        Principal Balance of 90+ Day Repossessed Vehicles                     $105,939                  8



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $1,598,634
     Beginning Period Amount                                                $1,598,634
     Ending Period Required Amount                                          $1,450,131
     Current Period Release                                                   $148,504
     Ending Period Amount                                                   $1,450,131
     Next Distribution Date Required Amount                                 $1,309,437

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $30,615
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                              $28,208
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,420,957

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